UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2014

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814
(Address of principal executive offices)    (Zip Code)

(301) 983-0998
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On March 11, 2014, India Globalization Capital, Inc. (the “Company”) issued a press release announcing that it has commenced a comprehensive review of potential acquisition candidates in segments of our new economy that may have high growth potential or are in an emerging high growth industry.

IGC, as part of its previously stated diversification mandate, is reviewing opportunities in other targeted areas including technology, logistics and specialty pharmaceuticals, with a focus on capitalizing on specific niches within these areas such as solar energy, medical marijuana and cleantech.

A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference into this Item 8.01 in its entirety.

Item 9.01.	Financial Statements and Exhibit

(d) Exhibits

    99.1 Press Release dated March 11, 2014

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

INDIA GLOBALIZATION CAPITAL, INC.

Date: March 14, 2014	By:	/s/ Ram Mukunda
Ram Mukunda
Chief Executive Officer and President

Exhibit Index

99.1 Press Release dated March 11, 2014